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                                                                   COMMON STOCK
                                                                  PAR VALUE $.01

                                                                      SHARES
      NUMBER

PV
              [PROVANTAGE LOGO APPEARS HERE]            THIS CERTIFICATE
                                                        IS TRANSFERABLE
                                                        IN NEW YORK,
                                                        NEW YORK OR MINNEAPOLIS,
                                                        MINNESOTA

                                                   CUSIP 743725 10 3
                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                            [ARTWORK APPEARS HERE]

                       ProVantage Health Services, Inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that






is the record holder of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ProVantage Health Services, Inc. transferable only on the books of the Corporation by the holder hereof in person or duly authorized attorney upon the surrender of this certificate properly endorsed or assigned. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
               [PROVANTAGE HEALTH SERVICES, INC. CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED                            /s/ Jeffrey A. Jones
  NORWEST BANK MINNESOTA, N.A.                                     PRESIDENT
     TRANSFER AGENT AND REGISTRAR

                                                        /s/ Patricia Nussle
                                                                   SECRETARY


AUTHORIZED SIGNATURE

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                       ProVantage Health Services, Inc.

     ProVantage Health Services, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation, at the Corporation's principal executive offices.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between ProVantage Health Services, Inc. and Norwest Bank Minnesota, N.A., dated __________, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of ProVantage Health Services, Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. ProVantage Health Services, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, rights issued to any person who becomes an Acquiring Person or any Associate or Affiliate of any Acquiring Person (as such terms are defined in the Rights Agreement) (or nominee of any of them) may become null and void.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT--__________ Custodian ___________
                     (Cust)               (Minor)

                   under Uniform Gifts to Minors

                   Act__________________________
                               (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named

Corporation with full power of substitution in the premises.

Dated, ____________________

AFFIX MEDALLION SIGNATURE         X____________________________________________
GUARANTEE IMPRINT BELOW                            (SIGNATURE)

                                  X____________________________________________
                                                   (SIGNATURE)
                                  _____________________________________________
                                  ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                  WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                  CHANGE WHATEVER.

                                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                  SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                  TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.